UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 23, 2009

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	0-24796	98-0438382

(State or other jurisdiction of incorporation and organisation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, Church Street, Hamilton		HM 11 Bermuda
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (441) 296-1431

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

In connection with a transaction reported on a Form 8-K dated March 23, 2009, Central European Media Enterprises Ltd. issued a press release dated March 23, 2009.

(c)  Exhibits

99.1  Press Release dated March 23, 2009 (furnished only).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned thereunto duly authorized.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

Date: March 23, 2009	/s/ Wallace Macmillan
Wallace Macmillan Chief Financial Officer